                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   September 27, 2007
                                                   -----------------------------

                      Banc of America Funding 2007-8 Trust
--------------------------------------------------------------------------------
             (Exact name of issuing entity as specified in charter)

                       Banc of America Funding Corporation
--------------------------------------------------------------------------------
                (Exact name of depositor as specified in charter)

                      Bank of America, National Association
--------------------------------------------------------------------------------
                 (Exact name of sponsor as specified in charter)

    New York                       333-130536-26                56-139-0085
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File Number (IRS Employer
incorporation of issuing entity)      of issuing entity)   Identification No. of
                                                           depositor)

214 North Tryon Street, Charlotte, North Carolina          28255
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)


Depositor's telephone number, including area code          (704) 386-2400
                                                  ------------------------------


                                      N/A
--------------------------------------------------------------------------------
          (Former name or former address, if change since last report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01 (d).     Exhibits

          (d) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

               5.1  Legality Opinion of Hunton & Williams LLP.

               8.1  Tax Opinion of Hunton & Williams  LLP  (included  as part of
                    Exhibit 5.1).

               23   Consent  of  Hunton  &  Williams  LLP  (included  as part of
                    Exhibit 5.1).



                            Signature page to follow

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANC OF AMERICA FUNDING CORPORATION

                                            By: /s/ Scott Evans
                                               ---------------------------------
                                            Name: Scott Evans

                                            Title:   Senior Vice President



Date:  September 27, 2007

                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX



           Exhibit No.       Exhibit Description                                         Paper (P) or
                                                                                         Electronic (E)

           5.1               Legality Opinion of Hunton & Williams LLP.                           E
           8.1               Tax Opinion of Hunton & Williams LLP (included as part of            E
                             Exhibit 5.1).
           23                Consent of Hunton & Williams LLP (included as part of                E
                             Exhibit 5.1).
